UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 15, 2019 (July 12, 2019)

Bank First Corporation

(Exact name of registrant as specified in its charter)

Wisconsin	001-38676	39-1435359
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

402 North 8th Street, Manitowoc, WI	54220
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(920) 652-3100

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BFC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for company with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.01	Completion of Acquisition or Disposition of Assets.

Effective July 12, 2019, Bank First Corporation, a Wisconsin corporation (“BFC”) completed its previously-announced merger (the “Merger”) with Partnership Community Bancshares, Inc., a Wisconsin corporation (“PCB”), pursuant to that certain Agreement and Plan of Merger by and between BFC and PCB, dated as of January 22, 2019, and as amended on April 30, 2019 (the “Merger Agreement”).  At the closing, PCB merged with and into BFC, with BFC as the surviving corporation.  Following the Merger, PCB’s wholly-owned subsidiary bank, Partnership Bank, merged with and into BFC’s wholly-owned subsidiary bank, Bank First, N.A. (“Bank First”), with Bank First as the surviving bank and continuing its corporate existence under the name “Bank First, N.A.” (the “Bank Merger”, and together with the Merger, the “Mergers”).

Pursuant to the Merger Agreement, PCB shareholders are entitled to receive for each share of PCB common stock outstanding immediately prior to the Merger either $17.3001 in cash or 0.34879 of a share of BFC’s common stock, provided that the total mix of cash consideration and stock consideration to be issued by BFC to holders of PCB common stock will be fixed at 65% stock and 35% cash.  Each outstanding share of BFC common stock remained outstanding and was unaffected by the Mergers.  As a result of the Mergers, BFC will issue approximately 534,731 shares of BFC common stock in the aggregate and pay approximately $14,281,430 in cash to former PCB shareholders.

The foregoing description of the Mergers and the Merger Agreement does not purport to be complete and is qualified in its entirety by the Merger Agreement, which is incorporated herein by reference to Exhibit 2.1 to BFC's Current Report on Form 8-K filed with the Securities and Exchange Commission on January 23, 2019, and by reference to Exhibit 2.1 to BFC’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 8, 2019.

Item 8.01	Other Events.

On July 15, 2019, BFC issued a press release announcing the completion of the Mergers. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release of Bank First Corporation dated July 15, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK FIRST CORPORATION

Date: July 15, 2019	By:	/s/ Kevin LeMahieu
Kevin LeMahieu
Chief Financial Officer